EXHIBIT 10.12

                              DATED 31 October 1996




                               DEED OF PRIORITIES








                      INSTAR HOLDINGS INC                        (1)

                             - and -

                      UNIVERSAL INDEPENDENT
                      HOLDINGS LIMITED                           (2)

                             - and -

                      CAPITAL MEDIA UK LIMITED                   (3)




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                                TABLE OF CONTENTS

PARTIES                                                                    1
INTRODUCTION                                                               1
         1 Definitions and Interpretation                                  1
         2 Confirmations                                                   2
         3 Priorities                                                      2
         4 Appointment of Receiver                                         3
         5 Transferability                                                 4
         6 The Borrower                                                    4
         7 Law                                                             4
SCHEDULE 1                                                                 6
SCHEDULE 2                                                                 7
SCHEDULE 3                                                                 8
ATTESTATIONS                                                               9



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         DATE

                31 October 1996

         PARTIES

(1) INSTAR HOLDINGS INC whose registered office is at R.R.E. Commercial Centre, Majuro Marshall Islands ("Instar");

(2) UNIVERSAL INDEPENDENT HOLDINGS, whose registered office is at PO box 438, Tropic Isle Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands ("Universal"); and

(3) CAPITAL MEDIA (UK) LIMITED registered in England under number 3025201, whose registered office is at 25 James Street London W1M 5HY (the "Borrower").

         INTRODUCTION

         The Parties have agreed to regulate their respective priorities in respect of the security referred to in the Schedules in the manner set out in this Deed.

         OPERATIVE PROVISIONS

1        DEFINITIONS AND INTERPRETATION

1.1 In this Deed (including the Introduction), unless the context otherwise requires, the following words and expressions shall have the following meanings:

         Capital Media Group                Capital Media Group Limited a
                                            company registered in the State of
                                            Nevada United Sates of America and
                                            having its principal office at 25
                                            James Street London W1M 5HY

         Instar Charges                     the mortgages or charges referred
                                            to in Schedule 2 below and any other
                                            security interest which at the date
                                            of this Deed or at any later date
                                            secures the Instar Debt

         Instar Debt                        all monies, liabilities and
                                            obligations, whether principal
                                            interest or otherwise now or at any
                                            time after the date hereof being or
                                            becoming due, owing or incurred by
                                            the Borrower or Capital Media Group
                                            to Instar whether actual, contingent
                                            present or future and whether done
                                            severally or jointly with any other
                                            person and whether as principal or
                                            surety or in some other capacity,
                                            together with interest legal and
                                            other costs, charges and expenses
                                            interest shall be calculated and
                                            compounded in accordance with the
                                            usual practice of Instar from time
                                            to time as well after as before any
                                            demand made or judgment ascertained
                                            hereunder

         Universal Charges                  the mortgages or charges referred
                                            to in Schedule 1 below and any other
                                            security interest which at the


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                                            date of this Deed or at any later
                                            date secures any Universal Debt

         Universal Debt                     all monies,  liabilities  and
                                            obligations, whether principal
                                            interest or otherwise nor or at any
                                            time after the date hereof being or
                                            becoming due, owing or incurred by
                                            the Borrower or Capital Media Group
                                            to Universal whether actual,
                                            contingent present or future and
                                            whether done severally or jointly
                                            with any other person and whether as
                                            principal or surety or in some other
                                            capacity, together with interest
                                            legal and other costs, charges and
                                            expenses whatsoever or in a full
                                            indemnity basis so that interest
                                            shall be calculated and compounded
                                            in accordance with the usual
                                            practice of Universal from time to
                                            time as well after as before any
                                            demand made or judgment ascertained
                                            hereunder

         Priority Assets                    the property and assets described
                                            in Schedule 3

         Subordination Period               the period beginning on the date
                                            hereof and ending on the date
                                            following which the Universal Debt
                                            has been unconditionally and
                                            irrevocably paid and discharged in
                                            full and no liabilities remain
                                            outstanding under the terms of the
                                            Universal Debt.

2        CONFIRMATIONS

2.1      For the avoidance of doubt:

         (a) Instar consents to the creation and registration of the Universal Charges; and

         (b) Universal consents to the creation and registration of the Instar Charges.

2.2 Each of Universal and Instar confirm that they have taken no action to crystallise any floating charge given by the Borrower to either of them nor are they aware that any such floating charge has crystallised.

2.3 The Borrower hereby confirms and warrants to each of Universal and Instar that:

         (a)      it has not ceased to carry on business;

         (b) no floating charge given by it has at the date hereof crystallised and that such party is aware of no event having occurred or about to occur which could result directly in the crystallisation of any such floating charge.

3        PRIORITIES

3.1 During the Subordination Period in relation to the Priority Assets, the Universal Debt and Universal Charges shall rank in priority to the Instar Debt and Instar Charges.

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3.2      Save in relation to the Priority Assets, the Instar Debt and the Instar
         Charges shall rank in priority to the Universal Debt and Universal Charges.

3.3      Clauses 3.1, 3.2 and 3.4 apply:

         (a)      as between Universal and Instar; and

         (b)      as between the Borrower and each of Universal and Instar.

3.4 Nothing in this Deed shall affect the status of the Universal Charges and the Instar Charges as continuing securities nor shall the ranking of the Universal Charges and the Instar Charges contained in this Clause 3 be affected by any of, or any combination of, the following:

         (a) the nature of the various securities comprised in the Universal Charges and the Instar Charges and the date of their execution and registration;

         (b) any provision contained in any of the Universal Charges and the Instar Charges;

         (c) the respective date or dates on which any person received notice of the existence or creation of the Universal Charges and the Instar Charges;

         (d) the respective date or dates upon which moneys may be or have been advanced or become owing or payable or secured under the Universal Charges and the Instar Charges;

         (e) any fluctuation from time to time in the amount of the moneys secured by the Universal Charges and the Instar Charges (which shall be continuing securities in favour of each chargee respectively) and in particular, but without limitation, any reduction to nil of the moneys so secured or any advance or loans by Universal and Instar (as appropriate) to the Borrower acting by a receiver or administrative receiver or any advance or loan made by Universal or Instar to any receiver or administrative receiver of the Borrower in a personal capacity both before and after liquidation of the Borrower;;

         (f) the existence at any time of a credit balance on any current or other account of the Borrower; or

         (g) the appointment of any liquidator or receiver, administrator or other similar officer in respect of the Borrower or over all or any part of the Borrower's assets.

4        APPOINTMENT OF RECEIVER

4.1 Universal and Instar agree that if either wishes to appoint an administrative receiver or receiver of the Borrower or to exercise its power of sale or otherwise enforce any of its security, it shall forthwith inform the other of its intention and endeavour to agree with the other on the method by which its security will be enforced. Universal and Instar shall consult together with a view to agreeing upon the method of enforcement and where appropriate upon a suitable person to be appointed administrative receiver or receiver and shall endeavour to co-operate with each other in realising the assets charged to them and ensuring that the net proceeds

                                       3
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         after deduction of the expenses of realisation are paid in accordance with the provisions of this Deed provided that nothing herein contained shall prevent either of them from appointing an administrative receiver or a receiver of the Borrower forthwith without such consultation or agreement where the appointor believes that the immediate appointment of the same is necessary to protect its interests. However, the appointor shall as soon as practicable thereafter inform Universal or Instar, as the case may be, of such appointment and consult with it with a view to the retention in office of such an administrative receiver or receiver or (if not agreed) to the appointment of others to act jointly with him.

4.2 If Instar appoints a receiver or an administrative receiver pursuant to the Instar Charges, such receiver or administrative receiver shall give priority to any receiver or administrative receiver subsequently appointed by Universal such priority to be in relation to the Priority Assets only, and if Universal appoint such a receiver or administrative receiver pursuant to the Universal Charges, it shall procure that such receiver or administrative receiver gives priority to any receiver subsequently appointed by Instar such priority to be in relation to all assets of the Borrower other than the Priority Assets.

4.3 Instar will, at the request of Universal or any receiver or administrative receiver appointed by Universal and at the cost of the Borrower (or if the Borrower does not have sufficient funds to make the appropriate payments, at the cost of Instar), join in such documents or otherwise take such action as shall be reasonably required to facilitate the disposal of the Priority Assets or any of them whether or not there will be any balance of proceeds available for Instar arising from a disposal of the Priority Assets or any of them.

5        TRANSFERABILITY

5.1 All references in this Deed to Universal, Instar and the Borrower shall in each case be deemed to include their successors in title and assigns, provided always that any successor and assign shall enter into a deed in form and substance satisfactory to Universal and Instar confirming that such successor and assign shall be bound by the provisions of this Deed.

5.2 Universal and Instar acknowledge the right of each other to copies of the Universal Security and the Instar Security, respectively.

6        THE BORROWER

         The Borrower acknowledges the terms of this Deed and that nothing contained contracted in this Deed shall in any way affect or prejudice its liability to or the rights and remedies of Universal and Instar under their respective security all of which shall remain in full force and effect subject only to the priorities established by this Deed.

7        LAW

7.1      This Deed is governed by English law.

7.2 Universal and Instar irrevocably agree for the exclusive benefit of Universal and Instar respectively that the courts of England shall have jurisdiction to hear and determine any suit action or proceeding, and to settle any disputes, which may arise

                                       4
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         out of in connection with this Agreement and for such purposes hereby irrevocably submits to the jurisdiction of such courts.

7.3 Nothing contained in this Clause shall limit the right of Instar or Universal to take proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of any such proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not (unless precluded by applicable law).

7.4 Universal hereby authorises and appoints _______________________ of ___________________ and Instar hereby authorises and appoints
         ___________________ of _______________ (or such other person being a firm of solicitors or authorised institution in England as it may substitute by notice to Instar and Universal as the case may be to accept service of all legal process arising out of or connected with this Deed. Service on such person(s) (or substitute) shall be deemed to be service on Instar whether or not process is forwarded to or received by it.

         IN WITNESS whereof the parties hereto have executed and delivered this Deed on the date first above written.

                                       5
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                                   SCHEDULE 1

1        The Facility dated __ 1996 and made between Instar (1) and the Borrower
         (2).

2        A Debenture dated __ 1996 and made between Instar (1) and the Borrower
         (2).

3 A Security Assignment dated __ 1996 and made between Instar (1) and the Borrower.


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                                   SCHEDULE 2

1 A Counter Indemnity dated __1996 and made between Universal and the Borrower

2        A Debenture dated __ and made between Universal (1) and the Borrower
         (2)(the "Universal Debenture")

3 Each and every other security document created by the Borrower in favour of Universal relating to the Priority Assets.

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                                   SCHEDULE 3

         All the rights title and interest of the Borrower of whatever kind whatsoever in respect of an agreement dated 25 September 1995 made between PTT Telecom BV and the Borrower whereby the PTT Telecom BV agreed to lease to the Borrower transporter capacity (the "PTT Lease")and in addition thereto all such items charged by the floating charge contained in Clause 2.2.(j) of the Universal Debenture which relate to or form any part of the PTT Lease.

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         ATTESTATIONS

         EXECUTED as a Deed on behalf of           )
         INSTAR HOLDINGS INC a company             )
         incorporated in the Marshall islands      )
         by Anthony Michael Bousfield, Director    )        /s/ ANTHONY MICHAEL BOUSFIELD
         and Philip Oscal Gallienne, Secretary     )        /s/ PHILIP OSCAR GALLIENNE
         being a person/persons who in             )
         accordance with the laws of that          )
         territory is/are empowered to sign        )
         this document on behalf of the Company    )



         EXECUTED as a Deed on behalf of           )
         UNIVERSAL INDEPENDENT                     )
         HOLDINGS LIMITED incorporated             )
         in the British Virgin Islands             )
         by                                        )        /s/
         and                                       )        /s/
         being a person/persons who in             )
         accordance with the laws of that          )
         territory is/are empowered to sign the    )
         document on behalf of the Company         )





         EXECUTED and delivered as a deed          )
         by CAPITAL MEDIA (UK) LIMITED             )
         acting by:                                )

        /s/ BARRY LLEWELLYN      Director

        /S/ CHARLES KOPPEL       Secretary

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